PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND

                  Supplement to Prospectus dated July 1, 1999


STRONG MONEY MARKET FUND

Effective immediately, the information contained under the heading "Your Account - Services for Investors - Same-Day Dividend and Wire" found on pages 21-22 of the prospectus will apply to the Strong Municipal Money Market Fund and the Strong Money Market Fund. Previously, the section only applied to the Strong Municipal Money Market Fund.


         The date of this Prospectus Supplement is December 9, 1999.



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